UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 26, 2005

                          Apollo Investment Corporation
                          -----------------------------
             (Exact name of registrant as specified in its charter)

        Maryland                     333-112591                  52-2439556
----------------------------        ------------             -------------------
(State or other jurisdiction        Commission                  (IRS Employer
      of incorporation)             File Number)             Identification No.)



     9 West 57th Street, 41st Floor, New York, NY                  10019
------------------------------------------------------          ----------
        (Address of principal executive offices)                (Zip Code)


         Registrant's telephone number, including area code 212-515-3200
    -------------------------------------------------------------------------


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Item 7.01. Regulation FD Disclosure.

     The following press release was issued by Apollo Investment Corporation on January 26, 2005:



                          APOLLO INVESTMENT CORPORATION
                 SCHEDULES THIRD FISCAL QUARTER EARNINGS RELEASE
                     FOR THE PERIODS ENDED DECEMBER 31, 2004


New York, NY - January 26, 2005 - Apollo Investment Corporation (NASDAQ: AINV) announced today that it will report third fiscal quarter earnings for the periods ended December 31, 2004 on Monday, February 7, 2005 after the close of the financial markets.

The company will also host a conference call at 2:00 p.m. (Eastern Time) on Tuesday, February 8, 2005 to discuss its third fiscal quarter financial results. All interested parties are welcome to participate. You can access the conference call by dialing (877) 780-2271 approximately 5-10 minutes prior to the call. International callers should dial (973) 582-2773. All callers should reference "Apollo Investment Corporation". An archived replay of the call will be available through February 22, 2005 by calling (877) 519-4471. International callers please dial (973) 341-3080. For all replays, please reference pin # 5573296.

About Apollo Investment Corporation

Apollo Investment Corporation is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. The Company's investment portfolio will be principally invested in middle-market private companies. From time to time, the Company may also invest in public companies. The Company expects to primarily invest in senior secured loans and mezzanine loans and equity in furtherance of its business plan. Apollo Investment Corporation is managed by Apollo Investment Management, L.P., an affiliate of Apollo Management, L.P., a leading private equity investor.

Forward-Looking Statements

Statements included herein may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statements made herein.



CONTACT: Richard L. Peteka of Apollo Investment Corporation, (212) 515-3488

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               Apollo Investment Corporation


                               /s/ Richard Peteka
                               -----------------------------
                                        (Signature)

                               By: Richard L. Peteka
                               Title: Chief Financial Officer
                               Date: January 26, 2005